Summary Quarterly Financial Information	12 Months Ended
Dec. 31, 2014
Quarterly Financial Data [Abstract]
Summary Quarterly Financial Information (Unaudited)
Summary of Quarterly Financial Information (Unaudited)
A summary of the unaudited quarterly results of operations for the years ended December 31, 2014 and 2013 is presented below.

	Year Ended December 31, 2014
	First Quarter	Second Quarter	Third Quarter	Fourth Quarter
	(In millions, except per share data)
Revenues	$1,626.8	$1,758.0	$1,722.9	$1,684.5
Operating profit (loss)	2.9	32.8	36.2	(207.0)
Loss from continuing operations, net of income taxes	(44.3)	(72.0)	(154.0)	(478.8)
Net loss	(44.1)	(71.2)	(149.0)	(513.0)
Net loss attributable to common stockholders	(48.5)	(73.3)	(150.6)	(514.6)
Basic and diluted EPS — continuing operations(1)	$(2.74)	$(4.16)	$(8.72)	$(26.88)
Weighted average shares used in calculating basic and diluted EPS	17.9	17.9	17.9	17.9

(1)	EPS for the quarters may not sum to the amounts for the year as each period is computed on a discrete basis.
Revenues for the second quarter of 2014 included $43.2 million of additional contract revenue, resulting from finalized pricing under a customer sales agreement. Operating loss for the fourth quarter of 2014 reflected $154.4 million of asset impairment and mine closure costs. Operating loss for the fourth quarter of 2014 also included $26.0 million of restructuring and pension settlement charges and a deferred tax asset valuation allowance charge related to an equity affiliate of $52.3 million. Operating profit for the first quarter of 2014 included a charge of $15.6 million related to an adverse judgment in an arbitration proceeding. Loss from continuing operations for the third quarter of 2014 reflected $10.6 million of interest charges related to litigation. Loss from continuing operations for the second quarter of 2014 included $1.6 million of third-party fees related to the debentures consent solicitation. Loss from continuing operations, net of income taxes for the first, second, third and fourth quarters of 2014 included benefits (expenses) related to the remeasurement of foreign income tax accounts of $1.4 million, 1.3 million, $1.2 million and $(1.2) million, respectively. Loss from continuing operations, net of income taxes for the third quarter of 2014 reflected $70.1 million write-off of a net deferred tax asset due to the repeal of the Australian Minerals and Resource Rent Tax in that period (which included $54.0 million of royalty allowance credits recognized during the first half of 2014). Loss from continuing operations, net of income taxes for the first, second, third and fourth quarters of 2014 also reflected respective increases in valuation allowance on certain Australian deferred tax assets of $42.6 million, $75.7 million, $80.6 million and $90.4 million. Loss from continuing operations, net of income taxes, for the fourth quarter of 2014 included an increase in valuation allowance on certain U.S. deferred tax assets of $280.1 million. Loss from discontinued operations, net of income taxes, for the fourth quarter of 2014 reflected a $34.1 million charge, net of tax, related to an adverse change in the fair value of credit support provided to Patriot.

	Year Ended December 31, 2013
	First Quarter	Second Quarter	Third Quarter	Fourth Quarter
	(In millions, except per share data)
Revenues	$1,748.0	$1,725.3	$1,797.6	$1,742.8
Operating profit (loss)	88.8	26.4	112.2	(552.2)
(Loss) income from continuing operations, net of income taxes	(10.3)	101.4	24.0	(401.1)
Net (loss) income	(19.4)	87.1	(19.1)	(561.2)
Net (loss) income attributable to common stockholders	(23.4)	90.3	(26.1)	(565.7)
Basic EPS — continuing operations(1)	$(0.82)	$5.82	$0.94	$(22.78)
Diluted EPS — continuing operations(1)	(0.82)	5.81	0.94	(22.78)
Weighted average shares used in calculating basic EPS	17.8	17.8	17.8	17.8
Weighted average shares used in calculating diluted EPS	17.8	17.8	17.9	17.8

(1)	EPS for the quarters may not sum to the amounts for the year as each period is computed on a discrete basis.
Operating profit (loss) for the fourth quarter of 2013 included $30.6 million of charges associated with the settlement of claims and litigation related to the Patriot bankruptcy reorganization. Operating profit (loss) for the second quarter of 2013 included a $20.6 million charge related to the Gulf Power litigation. Operating profit (loss) for the second and fourth quarter of 2013 reflected $21.5 million and $506.8 million, respectively, of asset impairment and mine closure costs. (Loss) income from continuing operations, net of income taxes, for the first, second and third quarters of 2013 included aggregate losses on early debt extinguishment of $0.9 million, $4.5 million and $11.5 million, respectively, related to first and second quarter voluntary debt repayments and repurchases and the third quarter execution of the 2013 Credit Facility refinancing. (Loss) income from continuing operations, net of income taxes, for the second quarter of 2013 included $6.9 million in prejudgment interest attributable to the Gulf Power litigation. (Loss) income from continuing operations, net of income taxes, for the fourth quarter of 2013 included the $11.3 million tax effect of the aforementioned settlement related to Patriot's bankruptcy reorganization. (Loss) income from continuing operations, net of income taxes, for the fourth quarter of 2013 reflected a net tax benefit of $112.8 million related to asset impairment and mine closure costs. (Loss) income from continuing operations, net of income taxes, for all quarters in 2013 included the impact of the remeasurement of non-U.S. income tax accounts, which amounted to additional tax expense of $1.6 million in the first quarter of 2013 and a tax benefit of $37.1 million, $2.6 million and $6.2 million in the second, third and fourth quarters of 2013, respectively. Net (loss) income for the fourth quarter of 2013 included $61.8 million of after-tax charges recorded in loss from discontinued operations related to the settlement agreement reached with Patriot. Net (loss) income for the third and fourth quarter of 2013 reflected $32.4 million and $42.5 million, respectively, of after-tax asset impairment and mine closure costs related to a discontinued operation.